UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2019 (June 4, 2019)

AT HOME GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	001-37849	45-3229563
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1600 East Plano Parkway
Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 265-6227

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Sybmbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HOME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of At Home Group Inc. (the “Company”) was held on June 4, 2019.  There were 63,674,485 shares of the Company’s common stock entitled to vote at the Annual Meeting, of which 59,937,166 were voted in person or by proxy.

At the Annual Meeting, the Company’s stockholders:

(1)         Elected the three Class III director nominees, each director to hold office until the 2022 annual meeting of stockholders or until such director’s successor is duly elected and qualified;

(2)         Ratified the appointment of Ernst &Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 25, 2020;

(3)         Did not approve (on an advisory basis) the compensation of the Company’s named executive officers; and

(4)         Approved (on an advisory basis) a frequency of every one year for the Company’s advisory vote on the compensation of the Company’s named executive officers.

The Annual Meeting proposals are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2019.  Consistent with its recommendation in the Company’s proxy statement for the Annual Meeting, the Board of Directors determined that the Company will hold an annual advisory vote on the compensation of the Company’s named executive officers until the next required advisory vote on such frequency.

The following is a summary of the final voting results for each matter presented to stockholders.

Proposal 1: Election of Class III Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Steve K. Barbarick	54,263,215	187,280	5,486,671

Paula L. Bennett	54,264,357	186,138	5,486,671

Martin C. Eltrich, III	47,379,931	7,070,564	5,486,671

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

For	Against	Abstain	Broker Non-Votes

59,923,552	7,132	6,482	0

Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Votes

26,985,259	27,448,695	16,541	5,486,671

Proposal 4: Advisory Vote on the Frequency of the Advisory Vote on the Compensation of the Company’s Named Executive Officers.

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes

54,248,149	9,240	188,520	4,586	5,486,671

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT HOME GROUP INC.

Date: June 6, 2019	By:	/s/ JEFFREY R. KNUDSON
Name: Jeffrey R. Knudson
Title: Chief Financial Officer